                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

      Filed by the Registrant /X/

      Filed by a Party other than the Registrant / /

      Check the appropriate box:
      / /        Preliminary Proxy Statement
      / /        Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
      /X/        Definitive Proxy Statement
      / /        Definitive Additional Materials
      / /        Soliciting Material Pursuant to Section240.14a-12

                            TULLY'S COFFEE CORPORATION
      -----------------------------------------------------------------------
                 (Name of Registrant as Specified in its Charter)

      -----------------------------------------------------------------------
           (Name of Person(s) Filing Proxy Statement, if other than the
                                    Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/        No fee required.
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11.
           (1)  Title of each class of securities to which transaction applies:
                ------------------------------------------------------------
           (2)  Aggregate number of securities to which transaction applies:
                ------------------------------------------------------------
           (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11*
                ------------------------------------------------------------
           (4)  Proposed maximum aggregate value of transaction:
                ------------------------------------------------------------
           (5)  Total fee paid:
                ------------------------------------------------------------

/ /        Fee paid previously with preliminary materials.

* Set forth the amount on which the filing fee is calculated and state how it was determined.

           Check box if any part of the fee is offset as provided by
/ / Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

           1)   Amount Previously Paid:
                ------------------------------------------------------------
           2)   Form, Schedule or Registration Statement No.:
                ------------------------------------------------------------
           3)   Filing Party:
                ------------------------------------------------------------
           4)   Date Filed:
                ------------------------------------------------------------

                           TULLY'S COFFEE CORPORATION

                                ----------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                               SEPTEMBER 14, 2000

                             ---------------------

Dear Shareholder:

    The 2000 Annual Meeting of Shareholders of Tully's Coffee Corporation ("Tully's" or the "Company") will be held at the Company's offices located at 3100 Airport Way South in Seattle, Washington, on September 14, 2000 at 10:00 a.m. for the following purposes:

        1. To elect directors to serve until the next annual meeting of shareholders and until their respective successors are duly elected;

        2. To ratify the appointment of PricewaterhouseCoopers LLP as our independent accountants for the fiscal year ending April 1, 2001; and

        3. To conduct any other business that may properly come before the meeting.

    If you were a shareholder of record on July 10, 2000, you will be entitled to vote on these matters. A list of shareholders as of the record date will be available for shareholder inspection at the Company's offices, 3100 Airport Way South, Seattle, Washington, during ordinary business hours until the date of our Annual Meeting. The list also will be available for inspection at the Annual Meeting.

    At the meeting, you will have an opportunity to ask questions about the Company and the current state of our business. Regardless of the number of shares you own, your vote is important. Please sign, date and return the proxy card in the enclosed envelope at your earliest convenience.

    Details of the business to be conducted at the meeting are more fully described in the accompanying Proxy Statement.

    We look forward to seeing you. Thank you for your ongoing support of and interest in Tully's.

                                          Sincerely,

                                          Tom T. O'Keefe
                                          CHAIRMAN & CHIEF EXECUTIVE OFFICER

August 15, 2000
Seattle, Washington

                           TULLY'S COFFEE CORPORATION
                             3100 AIRPORT WAY SOUTH
                           SEATTLE, WASHINGTON 98134

                            ------------------------

                       PROXY STATEMENT FOR ANNUAL MEETING
                                OF SHAREHOLDERS
                         TO BE HELD SEPTEMBER 14, 2000

                            ------------------------

                               TABLE OF CONTENTS

INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS AND
 PROPOSAL ONE: ELECTION OF DIRECTORS........................    4

Proposal One: Election of Directors.........................    4

Nominees....................................................    7

The Board of Directors......................................    7

The Committees of the Board.................................    7

How We Compensate Directors.................................    7

Security Ownership of Management and Other Beneficial
 Owners.....................................................    7

Executive Officer Compensation..............................    9

Option Grants in Fiscal Year 2000...........................   10

Aggregated Option Values as of Fiscal Year-End 2000.........   10

Report of Compensation Committee on Executive
 Compensation...............................................   10

Certain Relationships and Related Transactions..............   11

Section 16(a) Beneficial Ownership Reporting Compliance.....   12

PROPOSAL TWO: RATIFICATION OF APPOINTMENT OF INDEPENDENT
 ACCOUNTANTS................................................   12

OTHER BUSINESS..............................................   13

SOLICITATION OF PROXIES.....................................   13

PROPOSALS OF SHAREHOLDERS...................................   13

ADDITIONAL INFORMATION......................................   13

                                   IMPORTANT

    Whether or not you expect to attend in person, we urge you to vote your Proxy at your earliest convenience. VOTING YOUR PROXY WILL ENSURE THE PRESENCE OF A QUORUM AT THE MEETING AND WILL SAVE THE COMPANY THE EXPENSES AND EXTRA WORK OF ADDITIONAL SOLICITATION. Voting your Proxy will not prevent you from voting your stock at the meeting if you desire to do so, as your Proxy is revocable at your option.

                INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Q:                     WHY DID YOU SEND ME THIS PROXY STATEMENT?

A:                     We sent you this Proxy Statement and the enclosed proxy card because Tully's board of directors is soliciting your proxy to vote at the 2000 Annual Meeting of Shareholders.

                       This Proxy Statement summarizes the information regarding
                       the matters to be voted upon at the Annual Meeting. You do not need to attend the Annual Meeting, however, to vote your shares. You may simply complete, sign and return the
                       enclosed proxy card.

                       If you owned shares of Tully's stock at the close of
                       business on July 10, 2000, our record date, you are entitled to vote the shares that you owned as of that date. On the
                       record date, there were 15,628,582 shares of our common
                       stock outstanding and 15,378,264 shares of our Series A
                       Preferred Stock outstanding. We mailed this Proxy Statement to all shareholders entitled to vote their shares at the
                       Annual Meeting on or about August 15, 2000.

Q:                     HOW MANY VOTES DO I HAVE?

A:                     You have one vote for each share of Tully's common stock
                       that you owned on the record date. If you owned Series A
                       Convertible Preferred Stock on the record date, you have one vote for each share of common stock into which shares of
                       Series A Preferred Stock were convertible on the record
                       date. Your proxy card will indicate the number of shares you have which are eligible for voting. Also, the votes that are attributable to your Series A Preferred Stock may be
                       cumulated in the vote for the election of directors, if you wish. The method for doing so is described on your proxy
                       card.

Q:                     HOW DO I VOTE BY PROXY?

A:                     If you properly fill in your proxy card and deliver it to us by the time of the Annual Meeting on September 14, 2000,
                       your "proxy" (one of the individuals named on your proxy
                       card) will vote your shares as you have directed. If you
                       sign the proxy card but do not make specific choices, your proxy will vote your shares as recommended by the Board as follows:

                           - "FOR" electing all ten nominees for director;

                           - "FOR" ratifying PriceWaterhouseCoopers LLP as our independent accountants for the fiscal year ending
                             April 1, 2001.

                       If any other matter is presented at the Annual Meeting, your proxy will vote in accordance with his best judgment. At the time we printed this Proxy Statement, we knew of no matters that needed to be acted on at the Annual Meeting other than those discussed in this Proxy Statement.

Q:                     MAY MY BROKER VOTE FOR ME?

A:                     Under the rules of the National Association of Securities
                       Dealers, if your broker holds your shares in its "street" name, the broker may vote your shares on Proposals 1 and 2 even if it does not receive instructions from you.

Q:                     MAY I REVOKE MY PROXY?

A: Yes. You may change your mind after you send in your proxy card by following these procedures. To revoke your proxy:

                       1. Send in another signed proxy with a later date;

                       2. Send a letter revoking your proxy to our corporate secretary at our offices in Seattle, Washington; or

                       3. Attend the Annual Meeting and vote in person.

Q:                     WHAT IS THE QUORUM REQUIREMENT FOR THE MEETING?

A:                     The quorum requirement for holding the meeting and
                       transacting business is a majority of the outstanding shares entitled to be voted. The shares may be present in person or represented by proxy at the meeting. Both abstentions and
                       broker non-votes are counted as present for the purpose of determining the presence of a quorum. Generally, broker
                       non-votes occur when shares held by a broker for a
                       beneficial owner are not voted with respect to a particular proposal because (1) the broker has not received voting
                       instructions from the beneficial owner, or (2) the broker
                       lacks discretionary voting power to vote such shares.

Q:                     WHAT IS THE EFFECT OF ABSTENTIONS AND BROKER NON-VOTES?

A:                     Abstentions and broker non-votes will have no effect on the election of directors or the voting on the other proposal to be voted upon by shareholders at the Annual Meeting.

Q:                     HOW DO I VOTE IN PERSON?

A:                     If you plan to attend the Annual Meeting and vote in person, we will give you a ballot when you arrive. If your shares
                       are held in the name of your broker, bank or other nominee, you must bring an account statement or letter from that
                       broker, bank or nominee. The account statement or letter
                       must show that you were the direct or indirect (beneficial)
                       owner of the shares on July 10, 2000, the record date for
                       voting.

Q:                     WHAT VOTE IS REQUIRED TO APPROVE EACH PROPOSAL?

A:                     The ten nominees for director who receive the most votes
                       will be elected. So, if you do not vote for a nominee, or
                       you indicate "withhold the vote" for a nominee on your proxy card, your vote will not count either "for" or "against" the nominee.

                       A majority of the shares of our common stock voting at the Annual Meeting is required to ratify the selection of PricewaterhouseCoopers LLP as our accountants for fiscal year ending April 1, 2001. So, if you do not vote, or if you abstain from voting, it has no effect on this vote.

Q:                     WHAT ARE THE COSTS OF SOLICITING THESE PROXIES?

A:                     We will pay all the costs of soliciting these proxies.
                       Although we are mailing these proxy materials, our officers and employees may also solicit proxies by telephone, by fax or other electronic means of communication, or in person. We will reimburse banks, brokers, nominees and other
                       fiduciaries for the expenses they incur in forwarding the
                       proxy materials to you.

Q:                     WHO SHOULD I CALL IF I HAVE ANY QUESTIONS?

A: If you have any questions about the Annual Meeting or voting, or your ownership of Tully's stock, please contact
                       Jeanine Butler Garrett at (206) 233-2070.

             INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS AND
                      PROPOSAL ONE: ELECTION OF DIRECTORS

    The names, ages and positions of the executive officers and directors of Tully's Coffee are listed below along with a description of their recent employment history and business experience.

NAME                                          AGE                       POSITION
----                                        --------                    --------
Tom T. O'Keefe............................     46      Chairman of the Board of Directors and
                                                       Chief Executive Officer

Marc Evanger..............................     45      Vice President--Corporate Planning and
                                                         Development and Director

Stephen R. Griffin........................     43      Vice President--Finance, Chief Financial
                                                         Officer & Secretary

Graham Anderson...........................     67      Director

Larry A. Culver...........................     58      Director

Robert J. Holmes..........................     55      Director

Lawrence L. Hood..........................     41      Director

George Hubman.............................     57      Director

Keith McCaw...............................     45      Director

Richard J. Padden.........................     47      Director

James Cameron Towne.......................     57      Director

    Executive officers are elected by our board of directors and hold office until their respective successors are elected and duly qualified.

    The Company's current non-director executive officer is:

    STEPHEN R. GRIFFIN--VICE PRESIDENT--FINANCE, CHIEF FINANCIAL OFFICER AND SECRETARY. Mr. Griffin joined Tully's in 1994. From 1989 to 1994, Mr. Griffin served in various capacities at Olympic Management Company, including chief operating officer, from 1992 to 1994 and vice president controller and treasurer for Olympic and its affiliates, a diverse group of real estate entities, from 1989 to 1992. He was director of acquisitions for Hillhaven Corporation from 1983 to 1989 and with Arthur Andersen & Co prior to that. Mr. Griffin is a graduate of the University of Washington with a BA in Business Administration.

PROPOSAL ONE: ELECTION OF DIRECTORS

    Tully's board of directors currently consists of ten members. Ten directors are to be elected at the annual meeting, to hold office until the next annual meeting of shareholders and until their successors are elected and qualified. It is intended that the accompanying proxy will be voted in favor of the following persons to serve as directors unless the shareholder indicates to the contrary on the proxy. Management expects that each of the nominees will be available for election, but if any of them is not a candidate at the time the election occurs, it is intended that such proxy will be voted for the election of another nominee to be designated by the board of directors to fill any such vacancy.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL OF THE NOMINEES NAMED BELOW FOR DIRECTORS OF THE COMPANY.

NOMINEES

    TOM T. O'KEEFE--CHAIRMAN OF THE BOARD AND CHIEF EXECUTIVE OFFICER. Tom T. O'Keefe is the founder of Tully's Coffee. He has served as chief executive officer and as a director and chairman of the board since the Company's inception in 1992. Mr. O'Keefe also serves as president and chief executive officer of O'Keefe Development Corporation which he founded in 1986. O'Keefe Development Corporation is a real estate development and investment firm that reflects his 25-year real estate career in the Puget Sound region. Mr. O'Keefe has been actively involved in local and national community organizations for nearly 20 years. In March 2000, Mr. O'Keefe was nominated to a three-year term on the Seattle Chamber of Commerce Board of Trustees. In December 1999, Mr. O'Keefe agreed to serve on the Virginia Mason Health System Board. In 1983, Mr. O'Keefe and his wife, Cathy O'Keefe, co-founded the Patrons of Cystic Fibrosis, a local guild of volunteers working to support cystic fibrosis research in Washington. Mr. O'Keefe is a previous national board member, a former president and event chairman for the Cystic Fibrosis Foundation and currently serves as a board member for the guild.

    Mr. O'Keefe's charitable efforts focus largely on children in the community. He is involved with Boy Scouts of America, Childhaven, and the Pacific Northwest Trails Advisory Board, which provides education programs for at-risk students, and serves on the board of directors for the Bellevue Boys & Girls Club. He is also former president, event chairman and board member for the Juvenile Diabetes Foundation of Seattle and together with Cathy O'Keefe and Tully's Coffee, was presented with the LIVING AND GIVING AWARD in 2000. Mr. O'Keefe is the vice-chair of the Community Campaign Leadership Committee for the Bellevue Art Museum and is a member of the United Way Million Dollar Roundtable. Additionally, Mr. O'Keefe has been appointed by Governor Locke to sit on the Retail Liquor Sales Task Force to evaluate Washington's retail liquor sales operations, privatization options and to offer recommendations for improvement.

    GRAHAM S. ANDERSON--DIRECTOR. Mr. Anderson is former chairman and president of the Pettit-Morry Company, a Regional Insurance Brokerage. Mr. Anderson serves on the boards of directors for a variety of companies including The Commerce Bank, Janss Center and is former chairman of the National Association of Insurance Brokers and a member of Eldore LLC. Mr. Anderson has served as a director of Tully's since February 1994.

    LARRY CULVER--DIRECTOR. Mr. Culver has more than 35 years experience in the hospitality industry. In 1982, Mr. Culver founded Inn Ventures, Inc. and has served as its chairman and CEO since that date. Mr. Culver and his staff have developed and managed more than $300,000,000 in hotel product. Mr. Culver has been recognized by numerous organizations for his accomplishments and innovative leadership including being the recipient of the "Inn of the Year Award", "Hotelier of the Year Award" and a finalist for several of Marriott International's highest awards. He serves on various boards of directors of civic and charity groups such as Big Brothers and Big Sisters of King County (past president, board of directors, and executive committee); Northwest Harvest Food Drive; Fred Hutchinson Cancer Research; WSU Board of Trustees; WSU Foundation; WSU Advisory Board for School of HRA. Mr. Culver has served as a director of Tully's since February 1998.

    MARC EVANGER--VICE PRESIDENT CORPORATE PLANNING AND DEVELOPMENT AND DIRECTOR. Mr. Evanger joined Tully's in December 1998 as vice president corporate planning and development. From 1984 to 1998 he was with Quality Food Centers (QFC), most recently as senior vice president of finance and administration and chief financial officer, which position he held from 1987 to 1998. During his tenure, QFC grew from 20 to 145 stores, completed numerous acquisitions, a leveraged buyout and an initial public offering. He retired in 1998 following the merger of QFC and Fred Meyer, Inc. From 1978 to 1984, he was with Price Waterhouse & Company. Mr. Evanger is a former member of the board of directors of Associated Grocers, is currently a director of Car Toys, Inc., Childhaven and the Bellevue Boys & Girls Club and is active in other charitable and community activities. Mr. Evanger is a graduate of the University of Washington and Central Washington University. Mr. Evanger has served as a director of Tully's since March 1999.

    ROBERT J. HOLMES--DIRECTOR. Since 1996 Robert J. Holmes has served as president and chief executive officer of Harbor Properties, Inc., a real estate development and recreation company located in Seattle. Harbor Properties is involved in the development and management of residential, retail and office real estate as well as resort and ski area operations. For the 10 years prior to joining Harbor Properties, Mr. Holmes was president, chief executive officer and then chairman of Intrawest USA, one the largest real estate developers in the Puget Sound area. He also served in an executive position with the parent company's Resort Development Group where he focused on the acquisition of ski and resort companies throughout North America. Mr. Holmes is a past chairman and a director of the Seattle Housing Resources Group, a director of the Bellevue Downtown Association and a director of Historic Seattle Preservation and Development Authority. He currently serves on the executive committee of the Downtown Seattle Association and sits on its board of directors. Mr. Holmes has served as a director of Tully's since February 1998.

    LAWRENCE L. HOOD--DIRECTOR. Since 1993 Mr. Hood has been a principal and managing partner of Pacific Portfolio Consulting, L.P., an independent, fee only investment advisory firm. Prior to founding Pacific Portfolio, Mr. Hood was a principal in charge of the investment division of Kibble & Prentice, Inc., a regional financial services firm. Mr. Hood has over seventeen years of investment related experience, and has participated in a number of operating companies in various stages of development. Mr. Hood served as a director for A-Sport, Inc. and is a past member of the Charles Schwab Advisory Board. Mr. Hood is a graduate of the University of Puget Sound, where he majored in Economics and Finance. Mr. Hood has served as a director of Tully's since February 1994.

    GEORGE HUBMAN--DIRECTOR. Mr. Hubman retired as vice president of sales and marketing at WRQ in December 1993. Mr. Hubman was co-founder of WRQ and held that position since the company's formation in 1981. Prior to WRQ, Mr. Hubman's career included sales positions with Hewlett Packard and IBM. He currently sits on the boards of directors of Horizon Broadcasting, Syntax and Childhaven and served two years on the board of Interex, the International Association of Hewlett-Packard Computer Users. He is a past president of Washington State University's College of Business and Economics advisory committee. Mr. Hubman has served as director of Tully's since February 1994.

    KEITH MCCAW--DIRECTOR. Mr. McCaw served as a board member and vice president of McCaw Communications Company and as vice president of its Radio Common Carrier Division from 1994 to 1999, where his primary focus was on acquisitions and corporate development. He coordinated McCaw Cellular's first five applications to the F.C.C. McCaw Cellular was sold to AT&T in 1994. Together with other family members, Mr. McCaw is a lead investor in NexTel Communications and several other high tech ventures. He is involved with many cultural and educational organizations and is currently self employed and managing personal investments. Mr. McCaw has served as a director of Tully's since February 1998.

    RICHARD J. PADDEN--DIRECTOR. Mr. Padden is of counsel to the law firm of Carney Badley Smith & Spellman, P.S. Mr. Padden joined Carney Badley Smith & Spellman in 1978, and has specialized in commercial and corporate law. Mr. Padden is a founder, principal and board member of Grays Harbor Paper, LP and is a principal and board member of Safeworks, L.L.C., S&P Foods, Inc. and Brown's Sugarless Bakery, Inc. Mr. Padden is active in many charitable and volunteer organizations. He is past president of the Washington Chapter of Cystic Fibrosis and is a founder and past president of the Patrons of Cystic Fibrosis Guild.
Mr. Padden has served as a director of Tully's since February 1994.

    JAMES CAMERON TOWNE--DIRECTOR. Mr. Towne has been chairman of Greenfield Development Corporation, a remediation and development company since 1995. From 1982 to 1995, he was president, chief executive officer or chairman of various companies, including Osteo Sciences

Corporation, Photon Kinetics, Inc., MCV Corporation, Metheus Corporation and Microsoft Corporation. From 1993 through 1998, he was president of the board of Overlake School. Mr. Towne also serves on the board of directors of Cutter & Buck, a specialty upscale sportswear and outerwear clothing retailer. He has a bachelor's degree in economics and a master's degree in business administration from Stanford University. Mr. Towne has served as a director of Tully's since February 1998.

THE BOARD OF DIRECTORS

    The board of directors oversees our business and affairs and monitors the performance of management. In accordance with corporate governance principles, the board does not involve itself in day-to-day operations. The directors keep themselves informed through discussions with our chief executive officer, other key executives and our principal advisers by reading the reports and other materials that we send them regularly and by participating in board and committee meetings. Our directors hold office until their successors have been elected and duly qualified unless the director resigns or by reason of death or other cause is unable to serve in capacity of director.

    The board met three times during our fiscal year ended April 2, 2000. Each director, except for Keith McCaw and Marc Evanger, attended at least 75% of the meetings of the board and committees on which they serve. The board also approved certain actions by unanimous written consent.

THE COMMITTEES OF THE BOARD

    The board has an audit committee and a compensation committee. There is no standing nominating or other committee that recommends qualified candidates to the board for election as directors. The entire board performs these duties.

    THE AUDIT COMMITTEE. The audit committee reviews our accounting practices, internal accounting controls, and interim and annual financial results, and oversees the engagement and independence of the Company's independent accountants.

    Messrs. Culver, Hood, Padden and Towne currently serve on the audit committee with Mr. Towne serving as chairman. The audit committee met five times during the fiscal year ended April 2, 2000.

    THE COMPENSATION COMMITTEE. The compensation committee makes recommendations to the board regarding salaries, incentives and other forms of compensation for our directors, officers and other key employees, and administers policies relating to compensation and benefits. The compensation committee's report on executive compensation for fiscal year 2000 is set forth below.

    Messrs. Anderson, Holmes and Hubman currently serve as members of the compensation committee, with Mr. Holmes serving as chairman. The compensation committee met five times during fiscal year 2000.

HOW WE COMPENSATE DIRECTORS

    The directors of Tully's receive no cash compensation for serving on the board of directors, but are reimbursed for reasonable expenses incurred in attending board and committee meetings. They are entitled to receive grants of non-qualified options to purchase 500 shares of Tully's common stock for each attended board meeting and 250 shares for each attended committee meeting.

SECURITY OWNERSHIP OF MANAGEMENT AND OTHER BENEFICIAL OWNERS

    The following table sets forth certain information regarding the ownership of Tully's common stock and Series A Preferred Stock as of July 2, 2000, by: (i) each director; (ii) the executive officer named in the Summary Compensation Table under "Executive Officer Compensation" (the "Named Executive

Officer"); (iii) all executive officers and directors of the Company as a group; and (iv) all shareholders known by the Company to be beneficial owners of more than five percent of its capital stock:

                                                COMMON STOCK                     SERIES A PREFERRED STOCK
                                    ------------------------------------   ------------------------------------
                                                              PERCENT OF                             PERCENT OF
BENEFICIAL OWNER                    BENEFICIAL OWNERSHIP(1)     TOTAL      BENEFICIAL OWNERSHIP(1)     TOTAL
----------------                    -----------------------   ----------   -----------------------   ----------
Tom O'Keefe(2)....................         4,585,715            28.58%               40,000             0.26%
George Hubman(3)..................         1,380,204             8.56%              200,000             1.30%
Keith McCaw(4)....................         1,047,835             6.30%            2,000,000            13.01%
Graham Anderson(5)................           446,084             2.85%               40,000             0.26%
Steve Griffin(6)..................           397,304             2.48%                    0                0%
Marc Evanger(7)...................           360,100             2.25%               10,000             0.07%
Richard Padden(8).................           125,417             0.80%               20,000             0.13%
Lawrence Hood(9)..................           107,389             0.69%               10,000                 %
Larry Culver(10)..................            32,250             0.21%               40,000             0.26%
James Cameron Towne(11)...........            22,250             0.14%               20,000             0.13%
Robert Holmes(12).................            16,750             0.11%               10,000             0.07%
Executive officers and directors
 as a group (11 persons)..........         8,521,298            52.97%            2,390,000            15.54%

------------------------

   * Less than 1%.

 (1) This table is based upon information supplied by officers, directors and principal shareholders and pursuant to Schedules 13D filed with the Securities and Exchange Commission ("SEC"). Beneficial ownership is determined in accordance with SEC rules and generally requires that the shareholder have voting or investment power with respect to the securities in question. Shares of common stock issuable upon exercise or conversion of options or warrants that are exercisable or convertible within 60 days of July 2, 2000 are deemed to be beneficially owned by the holder of such options or warrants but are not outstanding for the purpose of computing the percentage ownership of any other shareholder. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, the Company believes that each of the shareholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned thereby.

 (2) Assumes the exercise by holders of options granted by Mr. O'Keefe to acquire an aggregate of 1,708,442 shares of the Company's common stock owned by Mr. O'Keefe. Also includes 417,724 shares of common stock that Mr. O'Keefe has the right to acquire pursuant to options and warrants exercisable within 60 days of July 2, 2000.

 (3) Includes an aggregate of 496,973 shares of common stock that Mr. Hubman has the right to acquire pursuant to options and warrants exercisable within 60 days of July 2, 2000.

 (4) Includes an aggregate of 1,004,500 shares of common stock that Mr. McCaw has the right to acquire pursuant to options and warrants exercisable within 60 days of July 2, 2000.

 (5) Includes an aggregate of 39,750 shares of common stock that Mr. Anderson has the right to acquire pursuant to options and warrants exercisable within 60 days of July 2, 2000.

 (6) Includes an aggregate of 360,537 shares of common stock that Mr. Griffin has the right to acquire pursuant to options exercisable within 60 days of July 2, 2000.

 (7) Includes an aggregate of 358,250 shares of common stock that Mr. Evanger has the right to acquire pursuant to options and warrants exercisable within 60 days of July 2, 2000.

 (8) Includes an aggregate of 27,250 shares of common stock that Mr. Padden has the right to acquire pursuant to options and warrants exercisable within 60 days of July 2, 2000.

 (9) Includes an aggregate of 23,500 shares of common stock that Mr. Hood has the right to acquire pursuant to options and warrants exercisable within 60 days of July 2, 2000.

 (10) Includes an aggregate of 24,250 shares of common stock that Mr. Culver has the right to acquire pursuant to options and warrants exercisable within 60 days of July 2, 2000.

 (11) Includes an aggregate of 16,250 shares of common stock that Mr. Towne has the right to acquire pursuant to options and warrants exercisable within 60 days of July 2, 2000.

 (12) Includes an aggregate of 11,750 shares of common stock that Mr. Holmes has the right to acquire pursuant to options and warrants exercisable within 60 days of July 2, 2000.

EXECUTIVE OFFICER COMPENSATION

    The following table discloses compensation paid to Tully's chief executive officer and the other executive officers of the Company whose total compensation exceeded $100,000 during the fiscal year ended April 2, 2000 (the "Named Executive Officer").

                           SUMMARY COMPENSATION TABLE

                                                                                LONG-TERM
                                                                               COMPENSATION
                                                               ANNUAL             AWARDS
                                                            COMPENSATION        SECURITIES
                                                         -------------------    UNDERLYING     ALL OTHER
NAME AND PRINCIPAL POSITIONS                    YEAR      SALARY     BONUS      OPTIONS(#)    COMPENSATION
----------------------------                  --------   --------   --------   ------------   ------------
Tom T. O'Keefe..............................    2000     $201,600      $0          97,195          $0
  President, Chairman and                       1999            0       0         179,712           0
  Chief Executive Officer                       1998            0       0         123,567           0

    - Although Mr. O'Keefe has received no cash or other compensation for his services in fiscal years 1999 and 1998, Tully's has recorded compensation expense for the estimated fair market value of his past services. The value of these services was recorded at $120,000 for fiscal years 1999 and 1998, respectively. During fiscal year 2000, this arrangement ended and Mr. O'Keefe was paid a salary retroactively to the beginning of fiscal year 2000.

OPTION GRANTS IN FISCAL YEAR 2000

    The following table provides information relating to stock options awarded to the Named Executive Officer during the fiscal year ended April 2, 2000:

                                                                                       POTENTIAL REALIZABLE
                                                                                             VALUE AT
                          NUMBER OF      % OF TOTAL                                    ASSUMED ANNUAL RATES
                         SECURITIES       OPTIONS                                         OF STOCK PRICE
                         UNDERLYING      GRANTED TO                                        APPRECIATION
                           OPTIONS      EMPLOYEES IN   EXERCISE OR                        FOR OPTION TERM
                           GRANTED      FISCAL YEAR    BASE PRICE                      ---------------------
NAME                    (# OF SHARES)       2000         ($/SH)      EXPIRATION DATE      5%          10%
----                    -------------   ------------   -----------   ---------------   ---------   ---------
Tom T. O'Keefe........     97,195           8.27%         $0.01         4/2/2010       $355,247    $566,258

    - The 5% and 10% assumed annual rates of compounded stock price appreciation are mandated by the rules of the Securities and Exchange Commission. There can be no assurance that the actual stock price appreciation over the option term will be at the assumed 5% and 10% levels or at any other defined level. Unless the market price of the common stock appreciates over the ten year option term, no value will be realized from the option grants made to the Named Executive Officers. The potential realizable value has been calculated by multiplying the per share fair market value of the common stock on the date of grant, as determined by the board, by the stated annual appreciation rate compounded annually for the option term, subtracting the exercise price per share from the product, and multiplying the remainder by the number of shares underlying the option granted.

AGGREGATED OPTION VALUES AS OF FISCAL YEAR-END 2000

    The following table provides information regarding the aggregate number of options exercised during the fiscal year ended April 2, 2000, by the Named Executive Officer and the number of shares subject to both exercisable and unexercisable stock options as of April 2, 2000.

AGGREGATED OPTION EXERCISES IN FISCAL YEAR 2000 AND 2000 YEAR-END OPTION VALUES

                                                         NUMBER OF SECURITIES
                                                        UNDERLYING UNEXERCISED         VALUE OF UNEXERCISED
                                 SHARES                    OPTIONS AT END OF          IN-THE-MONEY OPTIONS AT
                                ACQUIRED    VALUE          FISCAL YEAR 2000           END OF FISCAL YEAR 2000
                                   ON      REALIZED   ---------------------------   ---------------------------
NAME                            EXERCISE     ($)      EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                            --------   --------   -----------   -------------   -----------   -------------
Tom T. O'Keefe................     0          0         415,052         20,217       $985,143        $9,000

    - The value of unexercised in-the-money options is based on the difference between the fair market value of the shares of common stock underlying the options at April 2, 2000 as determined by the board of directors and the exercise price of such options.

REPORT OF COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

    EXECUTIVE COMPENSATION PHILOSOPHY

    The compensation committee of the board of directors is composed of three outside directors. The compensation committee is responsible for evaluating compensation levels and compensation programs for executives and for making recommendations to the board regarding appropriate compensation awards for executive management. During fiscal year 2000, the compensation committee commissioned Watson Wyatt & Company, a human resources consulting firm, to assist the Company's review and development of its total compensation philosophy and executive compensation program.

    The executive compensation program of the Company is designed to attract, retain and motivate executive officers capable of leading the Company to meet its business objectives, to enhance long term shareholder value and to reward executive management based on contributions to both the short and long term success of the Company. The compensation committee's philosophy is for the Company to use compensation policies and programs that align the interests of executive management with those of the shareholders and to provide compensation programs that create incentives for and reward both the short and long term performance of the executive officers based on the success of the Company in meeting its business objectives.

    EXECUTIVE COMPENSATION COMPONENTS

    BASE SALARY. Recommendations for base salaries for executive officers are made at levels believed by the compensation committee to be sufficient to attract and retain qualified executive officers based on the stage of development of the Company and the market practices of other companies. A change in base salary of an executive officer is based on an evaluation of the performance of the executive, prevailing market practices and the performance of the Company as a whole. In determining recommended base salaries, the compensation committee not only considers the short term performance of the Company, but also the success of the executive officers in developing and executing the Company's strategic plans, developing management employees and exercising leadership in the development of the Company.

    ANNUAL DISCRETIONARY SHORT TERM INCENTIVE BONUS. The compensation committee believes that a portion of the total cash compensation for executive officers should be based on the Company's success in meeting its short term performance objectives and contributions by the executive officers that enable the Company to meet its long term objectives, and has structured the executive compensation program to reflect this philosophy. This approach creates a direct incentive for executive officers to achieve desired short term corporate goals that also further the long term objectives of the Company, and places a portion of each executive officer's annual compensation at risk.

    LONG TERM COMPENSATION. The compensation committee believes that equity participation is a key component of the Company's executive compensation program. Stock options are awarded by the board of directors to executive officers primarily based on potential contributions to the Company's growth and development and marketplace practices. These awards are designed to attract and retain executive officers and to motivate them to enhance shareholder value by aligning the financial interests of executive officers with those of shareholders. Stock options provide an effective incentive for management to create shareholder value over the long term because the full benefits of the option grants cannot be realized unless an appreciation in the price of the Company's common stock occurs over a number of years.

    CHIEF EXECUTIVE OFFICER COMPENSATION. Mr. O'Keefe's base salary was $201,600 for fiscal 2000. No incentive bonus was paid. In assembling the chief executive officer's compensation package, the committee pursued the objectives discussed above, worked within the framework and guidance of the Watson Wyatt compensation review, considered the individual performance of the chief executive officer and the cash resources and needs of the Company. From the inception of the Company in 1992 through fiscal 1999, Mr. O'Keefe did not take a salary.

Compensation Committee

       Robert Holmes, Chair
       Graham Anderson
       George Hubman

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    Richard Padden, a director, is of counsel with the law firm of Carney Badley Smith & Spellman, P.S., which provides legal services to Tully's. In fiscal year 2000, the Company paid $147,753 to Carney Badley Smith & Spellman, P.S. for legal services.

    Laurence Hood, a director, is an owner of Pacific Portfolio Consulting, LLC, a registered investment advisory firm. That firm renders investment advisory services in connection with administration of the Company's 401k employee benefit plan. In fiscal year 2000, the Company did not incur any advisory fees with Pacific Portfolio Consulting, LLC.

    Tully's leases the premises for some of its stores from Harbor Properties, Inc., whose president and CEO is Robert J. Holmes, a director. During fiscal year 2000, the Company paid rent in the total amount of $229,887 to Harbor Properties.

    Tully's has a $6,000,000 secured credit facility with its principal commercial lender. The Company's obligations under the credit facility are personally guaranteed by Tom T. O'Keefe and George Hubman, who are both directors of the Company. Messrs. O'Keefe and Hubman receive a guarantee fee of 1.0%
of the credit line's monthly average balance. In payment of the guarantee fee, in fiscal 2000 the Company issued to the guarantors non-qualified options to purchase 190,948 shares of common stock. The options have a 10-year life and are exercisable at $0.01 per share. The value of the options were recorded as compensation expense. Tully's believes that these fees are commercially reasonable and the terms of the guarantees are no less favorable to Tully's than could have been negotiated in an arms-length transaction with an unrelated third party.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    During fiscal year 2000, the Company became a reporting company under the Securities Exchange Act of 1934 for the first time. As a result, during fiscal year 2000 the Company's directors, executive officers and greater-than-10% shareholders became obligated under Section 16(a) of the Securities Exchange Act of 1934 to file reports with the SEC relating to their initial beneficial ownership of Tully's securities and any subsequent changes. They must also provide us with copies of the reports. Annual Reports on Form 5 under Section 16(a) of the Securities Exchange Act of 1934 were not timely filed for each of the Company's directors and executive officers.

      PROPOSAL TWO: RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

    The board of directors has appointed PricewaterhouseCoopers LLP as independent accountants of the Company for the fiscal year ending April 1, 2001, and has further directed that the selection of such independent accountants be submitted for ratification by the shareholders at the Annual Meeting. The Company has been advised by PricewaterhouseCoopers LLP that neither that firm nor any of its associates has any relationship with the Company other than the usual relationship that exists between independent accountants and clients. PricewaterhouseCoopers LLP will have one or more representatives available at the Annual Meeting who will be available to respond to appropriate questions from shareholders.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING APRIL 1, 2001.

    Tully's bylaws do not require that shareholders ratify the selection of PricewaterhouseCoopers LLP as our independent accountants. We are seeking shareholder ratification because we believe it is a matter of good corporate practice. If the votes cast in favor of ratification of the appointment of PricewaterhouseCoopers LLP as independent accountants do not exceed the votes cast against such action, the selection of other independent accountants will be considered by the board of directors.

                                 OTHER BUSINESS

    The board of directors does not intend to bring any other business before the meeting, and knows of no other matters to be brought before the meeting. If, however, other matters are properly presented for a vote at the meeting, the proxy holders (the individuals designated on the proxy card) will vote your shares according to their judgment on those matters.

                            SOLICITATION OF PROXIES

    The board of directors of the Company solicits the proxy accompanying this Proxy Statement. Officers, directors, and regular supervisory and executive employees of the Company, none of whom will receive any additional compensation for their services, may solicit proxies. Such solicitations may be made personally, or by mail, facsimile, telephone, messenger, or via the Internet. The Company will pay persons holding shares of common stock in their names or in the names of nominees, but not owning such shares beneficially, such as brokerage houses, banks, and other fiduciaries, for the expense of forwarding solicitation materials to their principals. The Company will pay all of the costs of solicitation of proxies.

                           PROPOSALS OF SHAREHOLDERS

    Proposals of shareholders intended to be presented at the 2001 Annual Meeting of Shareholders must be received by the Company no later than April 15, 2001 to be included in the Company's Proxy Statement and form of proxy related to that meeting. Such proposals also must comply with Securities and Exchange Commission regulations regarding the inclusion of shareholder proposals in company-sponsored proxy materials. Shareholders also are advised to review the Company's Bylaws, which contain additional advance notice requirements, including requirements with respect to advance notice of shareholder proposals and director nominations.

                             ADDITIONAL INFORMATION

    The Company's Annual Report for the fiscal year ended April 2, 2000, which comprises our Annual Report on Form 10-K, was first mailed to the shareholders of the Company with this Proxy Statement on or about August 15, 2000. The Annual Report is not to be treated as part of the proxy solicitation material or as having been incorporated by reference herein.

    ADDITIONAL COPIES OF OUR ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED APRIL 2, 2000, AS FILED WITH THE SEC, EXCLUDING EXHIBITS, MAY BE OBTAINED BY SHAREHOLDERS WITHOUT CHARGE BY WRITTEN REQUEST TO INVESTOR RELATIONS, TULLY'S COFFEE CORPORATION, 3100 AIRPORT WAY SOUTH, SEATTLE, WASHINGTON 98134. THE REPORT, INCLUDING EXHIBITS, ALSO MAY BE ACCESSED ON THE INTERNET AT WWW.SEC.GOV.

                                          By order of the board of directors,

                                          Tom T. O'Keefe
                                          CHAIRMAN & CHIEF EXECUTIVE OFFICER

Seattle, Washington
August 15, 2000

                            PROXY CARD--COMMON STOCK

No. of Shares Eligible to Vote at
  Annual Meeting:                             Name of Shareholder of Record:
-------------------------------------           ----------------------------

                           TULLY'S COFFEE CORPORATION
               ANNUAL MEETING OF SHAREHOLDERS--SEPTEMBER 14, 2000
                   PROXY SOLICITED BY THE BOARD OF DIRECTORS

    The undersigned shareholder of Tully's Coffee Corporation, a Washington corporation (the "Company"), hereby appoints Tom T. O'Keefe and Stephen R. Griffin, and each of them, as proxies of the undersigned, with full power of substitution and resubstitution, to vote all shares of common stock that the undersigned may be entitled to vote at the Annual Meeting of the Shareholders of the Company to be held at the Company's offices located at 3100 Airport Way South in Seattle, Washington, 10:00 a.m. on Thursday, September 14, 2000, and at any postponement or adjournment thereof, on the matters set forth in the Notice of the Annual Meeting dated August 15, 2000, receipt of which is hereby acknowledged. In the absence of written contrary instruction from the undersigned, either indicated hereon or given to the above-named proxies, the shares represented hereby are to be voted as follows:

PROPOSAL TO ELECT TEN DIRECTORS TO THE BOARD OF DIRECTORS OF THE COMPANY. The nominees for director are: Tom T. O'Keefe, Marc Evanger, Graham Anderson, Larry
A. Culver, Robert J. Holmes, Lawrence L. Hood, George Hubman, Keith McCaw, Richard J. Padden, James Cameron Towne.

               / /  VOTE FOR all nominees listed above
               / /  VOTE FOR all nominees listed above except:
               ---------------------------------------
               / /  WITHHOLD THE VOTE FOR all nominees listed above
               / /  ABSTAIN

RATIFICATION OF PRICEWATERHOUSECOOPERS AS THE COMPANY'S INDEPENDENT ACCOUNTANTS.

               / /  VOTE FOR
               / /  VOTE AGAINST
               / /  ABSTAIN

    THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY. If more than one of the above named proxies shall be present in person or by substitute at said meeting, or any adjournment thereof, the first above-named proxy so present and voting thereat either in person or by substitute may exercise all of the powers hereby given.

    The shares represented by this proxy will be voted as indicated hereon, BUT IF NO SPECIFICATION IS MADE THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS. The proxies may vote in their discretion as to any other matters that may come before the meeting.

    SIGNATURE INSTRUCTIONS--IMPORTANT--PLEASE READ

    The signature below must be that of the shareholder and the Proxy should be dated. If shares are held jointly, both should sign. If the signer is a corporation or partnership, please sign the full corporate or partnership name by authorized officer or person. Executors, administrators, trustees, guardians, attorneys-in-fact, or other agents should so indicate when signing.

                                                                SIGNATURE--PLEASE WRITE LEGIBLY

         DATED:             , 2000                              INDIVIDUAL HOLDER:
                                                                ------------------------------------
                                                                ------------------------------------
                                                                (Please Print Name)
                                                                ------------------------------------
                                                                (Signature, if held jointly)

         DATED:             , 2000                              CORPORATE OR PARTNERSHIP HOLDER:
                                                                ------------------------------------
                                                                (Name of Entity)
                                                                By --------------------------------
                                                                Its --------------------------------

                         PROXY CARD--SERIES A PREFERRED

No. of Shares Eligible to Vote at Annual
  Meeting:                                                        Name of Shareholder of Record:
-----------------------------------------------                 --------------------------------

No. of Votes Eligible to be
Cast for the Election of Directors
Under Cumulative Voting:

------------------------------

                           TULLY'S COFFEE CORPORATION
               ANNUAL MEETING OF SHAREHOLDERS--SEPTEMBER 14, 2000
                   PROXY SOLICITED BY THE BOARD OF DIRECTORS

    The undersigned shareholder of Tully's Coffee Corporation, a Washington corporation (the "Company"), hereby appoints Tom T. O'Keefe and Stephen R. Griffin, and each of them, as proxies of the undersigned, with full power of substitution and resubstitution, to vote all shares of Series A Preferred Stock that the undersigned may be entitled to vote at the Annual Meeting of the Shareholders of the Company to be held at the Company's offices located at 3100 Airport Way South in Seattle, Washington, 10:00 a.m. on Thursday, September 14, 2000, and at any postponement or adjournment thereof, on the matters set forth in the Notice of the Annual Meeting dated August 15, 2000, receipt of which is hereby acknowledged. In the absence of written contrary instruction from the undersigned, either indicated hereon or given to the above-named proxies, the shares represented hereby are to be voted as follows:

PROPOSAL TO ELECT TEN DIRECTORS TO THE BOARD OF DIRECTORS OF THE COMPANY. The nominees for director are: Tom T. O'Keefe, Marc Evanger, Graham Anderson, Larry
A. Culver, Robert J. Holmes, Lawrence L. Hood, George Hubman, Keith McCaw, Richard J. Padden, James Cameron Towne.

              / /  VOTE FOR all nominees listed above
              / /  VOTE FOR all nominees listed above except:
              ------------------------------------------------------
              / /  WITHHOLD THE VOTE FOR all nominees listed above
              / /  ABSTAIN

       For the election of directors, you may cumulate the votes attributable to your shares of Series A Preferred Stock, if you choose. Your cumulative votes, set forth in the upper left hand corner of this proxy card, were determined by multiplying your shares of Series A Preferred Stock by the number of directors for which you are entitled to vote (10). If you choose to cumulate your votes, you may enter all of your votes next to a single candidate below or distribute your votes among two or more of the candidates.


                                                                                  CUMULATIVE VOTES:

                   Tom T. O'Keefe                                               ---------------------
                   Marc Evanger                                                 ---------------------
                   Graham Anderson                                              ---------------------
                   Larry A. Culver                                              ---------------------
                   Robert J. Holmes                                             ---------------------
                   Lawrence L. Hood                                             ---------------------
                   George Hubman                                                ---------------------
                   Keith McCaw                                                  ---------------------
                   Richard J. Padden                                            ---------------------
                   James Cameron Towne                                          ---------------------

RATIFICATION OF PRICEWATERHOUSECOOPERS AS THE COMPANY'S INDEPENDENT ACCOUNTANTS.

          / /  VOTE FOR
          / /  VOTE AGAINST
          / /  ABSTAIN

    THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY. If more than one of the above named proxies shall be present in person or by substitute at said meeting, or any adjournment thereof, the first above-named proxy so present and voting thereat either in person or by substitute may exercise all of the powers hereby given.

    The shares represented by this proxy will be voted as indicated hereon, BUT IF NO SPECIFICATION IS MADE THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS.The proxies may vote in their discretion as to any other matters that may come before the meeting.

    SIGNATURE INSTRUCTIONS - IMPORTANT - PLEASE READ

    The signature below must be that of the shareholder and the Proxy SHOULD BE DATED. If shares are held jointly, both should sign. If the signer is a corporation or partnership, please sign the full corporate or partnership name by authorized officer or person. Executors, administrators, trustees, guardians, attorneys-in-fact, or other agents should so indicate when signing.

                                                                SIGNATURE--PLEASE WRITE LEGIBLY

         DATED:             , 2000                              INDIVIDUAL HOLDER:
                                                                ----------------------------------------
                                                                ----------------------------------------
                                                                (Please Print Name)
                                                                ----------------------------------------
                                                                (Signature, if held jointly)

         DATED:             , 2000                              CORPORATE OR PARTNERSHIP HOLDER:
                                                                ----------------------------------------
                                                                (Name of Entity)
                                                                By ------------------------------------
                                                                Its ------------------------------------